                                  EXHIBIT 99.6

                                SURETY AGREEMENT

          SURETY AGREEMENT (this "AGREEMENT"), dated as of November 18, 2005, by and among: OPTION TECHNOLOGIES INTERACTIVE LLC ("OTI" or the "SURETY"), a
Florida limited liability company; FLEXNER WHEATLEY & ASSOCIATES ("FWA"), a
Nevada corporation; and MEETINGNET INTERACTIVE, INC. ("MEETINGNET"), a Florida
corporation. FWA and MeetingNet are referred to herein collectively as the
"BENEFICIARIES" and each as a "BENEFICIARY," and the Surety and the
Beneficiaries are referred to herein collectively as the "PARTIES" and each as a
"PARTY."

          WHEREAS, National Auto Credit, Inc. ("NAC") and the Beneficiaries
entered into a certain Membership Interest Purchase Agreement (the "PURCHASE
AGREEMENT"), dated as of even date herewith, pursuant to which the parties thereto agreed, inter alia, upon the terms and subject to the conditions set forth therein, that NAC would purchase from the Beneficiaries all of the units and membership interests in the Surety (the "PURCHASE");

          WHEREAS, as provided in and contemplated by the Purchase Agreement,
NAC, in conjunction with the Purchase, issued to the Beneficiaries the
Promissory Notes (as defined in the Purchase Agreement);

          WHEREAS, as a condition to the consummation of the Purchase, the
Beneficiaries have required that, as provided for herein, the Surety act as a surety with respect to NAC's payment of the Promissory Notes; and

          WHEREAS, in order to fulfill such condition, the Surety has agreed, as provided for herein, to act as a surety with respect to NAC's obligations to pay the Promissory Notes;

NOW, THEREFORE, in consideration of the foregoing premises and the mutual covenants and agreements set forth herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the
Parties, intending to be legally bound hereby, agree as follows:

          1. DEFINITIONS. When used in this Agreement, the following terms shall have the following respective meanings:

          (A) "AGREEMENT" means this Surety Agreement, including all amendments, modifications and supplements and any exhibits or schedules to any of the foregoing, and shall refer to this Surety Agreement as the same may be in effect at the time such reference becomes operative.

          (B) "DEFAULT" means the occurrence and continuance of an Event of
Default under and pursuant to one or both of the Promissory Notes.

          (C) "TERMINATION DATE" means the date upon which both of the
Promissory Notes have been fully paid and discharged (including, if applicable, by conversion).

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Other capitalized terms used herein and defined in the Purchase Agreement are used herewith with the respective meanings ascribed thereto in the Purchase
Agreement, unless otherwise defined herein or the context otherwise requires.

          2. REPRESENTATIONS AND WARRANTIES OF THE SURETY. The Surety represents and warrants to the Beneficiaries as follows:

          (A) subject to the truth and accuracy of the representations and warranties of the Beneficiaries, and the full performance of their obligations, under the Purchase Agreement, the Surety has the requisite power and authority to enter into this Agreement and to carry out its obligations hereunder, and the
Surety is duly authorized and empowered to enter into and perform this
Agreement;

          (B) subject to the truth and accuracy of the representations and warranties of the Beneficiaries, and the full performance of their obligations, under the Purchase Agreement, all limited liability company and other actions necessary or appropriate on the part of the Surety to authorize it to enter into and perform this Agreement have been taken, and all consents, approvals and permissions necessary or appropriate to authorize the Surety to enter into and perform this Agreement have been obtained and remain in full force and effect;

          (C) subject to the truth and accuracy of the representations and warranties of the Beneficiaries, and the full performance of their obligations, under the Purchase Agreement, this Agreement has been duly executed and delivered by the Surety and constitutes a valid and binding obligation of the
Surety, enforceable against the Surety in accordance with its terms, except that
(i) such enforcement may be subject to applicable bankruptcy, insolvency or other similar laws, now or hereafter in effect, affecting creditors' rights generally, and (ii) the remedy of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceeding therefor may be brought, regardless of whether such relief is considered at law or in equity;

          (D) subject to the truth and accuracy of the representations and warranties of the Beneficiaries, and the full performance of their obligations, under the Purchase Agreement, nothing exists to impair the effectiveness of the obligations of the Surety to the Beneficiaries hereunder or the immediate taking effect of this Agreement as the sole agreement between the Surety and the
Beneficiaries with respect to the matters set forth herein;

          (E) although words of guaranty may be used in this Agreement, it is understood by the Surety that this Agreement is intended to be and is a contract of surety, by which the Surety agrees to be bound; and

          (F) the Surety has been presented with and reviewed a copy of the
Promissory Notes and the Surety is familiar with and understands the terms of the Promissory Notes.

          3. REPRESENTATIONS AND WARRANTIES OF THE BENEFICIARIES. Each
Beneficiary represents and warrants to the Surety as follows:

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          (A) such Beneficiary has the requisite power and authority to enter into this Agreement and to carry out its obligations hereunder, and such
Beneficiary is duly authorized and empowered to enter into and perform this
Agreement;

          (B) all actions necessary or appropriate on the part of such
Beneficiary to authorize it to enter into and perform this Agreement have been taken, and all consents, approvals and permissions necessary or appropriate to authorize such Beneficiary to enter into and perform this Agreement have been obtained and remain in full force and effect; and

          (C) this Agreement has been duly executed and delivered by such
Beneficiary and constitutes a valid and binding obligation of such Beneficiary, enforceable against such Beneficiary in accordance with its terms, except that
(i) such enforcement may be subject to applicable bankruptcy, insolvency or other similar laws, now or hereafter in effect, affecting creditors' rights generally, and (ii) the remedy of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceeding therefor may be brought, regardless of whether such relief is considered at law or in equity.

          4. SURETY. The Surety hereby irrevocably and unconditionally guarantees to the Beneficiaries, upon and during a Default, the full and timely performance by NAC of all of its duties, liabilities and obligations under and pursuant to the Promissory Notes. Such obligation is an obligation of performance and not merely of collection, and the Beneficiaries shall be entitled to proceed against the Surety without first (or simultaneously)
commencing any action, or otherwise proceeding, against NAC or otherwise seeking to enforce the Promissory Notes.

          5. MODIFICATION OF PROMISSORY NOTES. The Surety consents and agrees that the Beneficiaries may at any time, or from time to time, in their sole and absolute discretion and without wholly or partially affecting, impairing or discharging the obligation of the Surety under this Agreement, (a) renew, extend or change the time of payment, and/or the manner, place or terms of payment of all or any part of the Promissory Notes or otherwise amend, supplement or modify the Promissory Notes, and (b) exchange, release, substitute and/or surrender all or any of the collateral, or any part(s) thereof, by whomsoever deposited, that is now or may hereafter be held by the Beneficiaries as security for payment of the Promissory Notes (or either of them), and (c) compromise, release, substitute, exercise, enforce or fail or refuse to exercise any claims, rights or remedies of any kind that the Beneficiaries may have at any time against NAC, whether under the Promissory Notes or otherwise; all in such manner and upon such terms as the Beneficiaries may deem proper, and without notice to or further assent from the Surety, it being hereby agreed that the Surety shall be and remain bound by this Agreement, irrespective of the existence, value or condition of any of such collateral, and notwithstanding any such change, exchange, settlement, compromise, surrender, release, substitution, renewal or extension, and notwithstanding also that the obligations of NAC under the
Promissory Notes may, at any time exceed the aggregate principal amounts of thereof.

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          6. MISCELLANEOUS.

          (A) Termination. All duties and obligations of the Surety hereunder, and all rights, remedies and benefits granted to the Beneficiaries hereunder, shall terminate on the Termination Date, and as soon as reasonably practical following the Termination Date the Beneficiaries shall take all such actions as the Surety may reasonably request to evidence and confirm the termination of such duties, obligations, rights, remedies and benefits.

          (B) Waiver. Except as otherwise expressly provided herein or in the
Promissory Notes, the Surety hereby waives (to the fullest extent permitted by law) notice of nonpayment, demand, presentment, protest or notice of protest of or with respect to the Promissory Notes, and all other notices, consents to any renewals or extensions of time of payment thereof. No delay or omission of any
Party in exercising or enforcing any of its rights, powers, privileges, remedies, immunities or discretions hereunder shall constitute a waiver thereof;
and no waiver by any Party of any default by any other Party shall operate as a waiver of any other default hereunder. No term or provision hereof shall be waived, altered or modified except with the prior written consent of the Party to be charged therewith.

          (C) Expenses. Except as otherwise provided herein, each Party will bear all of its own expenses in connection with the preparation and negotiation of this Agreement and the consummation and performance of its obligations thereunder.

          (D) Notices. All notices, demands, requests, consents, approvals or other communications required or permitted to be given hereunder or pursuant hereto or that are given with respect to this Agreement to any Party shall be in writing and shall be given as provided in Section 11.2 of the Purchase
Agreement.

          (E) Entire Agreement. This Agreement is intended by the Parties as a final expression of their agreement and is intended to be a complete and exclusive statement of the agreement and understanding of the Parties, in respect of the subject matter contained herein, constitutes the entire agreement of the Parties with respect to the subject matter hereof and supersedes, and merges herein, all prior and contemporaneous negotiations, discussions, representations, understandings and agreements between the Parties, whether oral or written, with respect such subject matter. No representation, warranty, restriction, promise, undertaking or other agreement with respect to such subject matter has been made or given by any Party other than those set forth in this Agreement.

          (F) Amendment and Waiver. This Agreement may be amended, modified or supplemented only to the extent expressly set forth in writing that is signed by the Party to be charged therewith. No waiver of any term, condition or provision of this Agreement or of any breach or violation of this Agreement or any provision hereof shall be effective except to the extent expressly set forth in writing that is signed by the Party to be charged therewith. Without limiting the generality of the foregoing, no failure to object or otherwise act, and no conduct (including, without limitation, any failure or delay in enforcing this
Agreement or any provision hereof or any acceptance or retention of payment) or course of conduct or dealing, by any Party shall be deemed (a) to constitute a waiver by such Party of the breach or violation of this

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Agreement or of any provision hereof by any other Party or (b) to have caused or reflected any amendment or other modification of this Agreement or of any term or provision hereof. Any waiver may be made in advance or after the right waived has arisen or the breach or default waived has occurred, and any waiver may be conditional. No waiver of any breach or violation of any agreement or provision herein contained shall be deemed a waiver of any preceding or succeeding breach or violation thereof nor of any other agreement or provision herein contained.
No waiver or extension of time for performance of any obligation or act shall be deemed a waiver or extension of the time for performance of any other obligation or act.

          (G) Assignment; No Third Party Beneficiaries. This Agreement and the
rights, duties and obligations hereunder may not be assigned or delegated by any
Party without the prior written consent of the other Parties; provided, however, that to the extent any Promissory Note is assigned or transferred by any
Beneficiary as permitted in such Promissory Note, the assignee or transferee thereof shall succeed to the benefits of such Beneficiary hereunder with respect to the Promissory Note so assigned or transferred. Except as provided in the immediately preceding sentence, any purported assignment or delegation of rights, duties or obligations hereunder made by any Party without the prior written consent of the other Parties shall be null and void and of no effect.
This Agreement and the provisions hereof shall be binding upon and enforceable against each of the Parties and its successors and assigns and shall inure to the benefit of and be enforceable by each of the Parties and its successors and permitted assigns. Except as expressly provided for in this Agreement, this
Agreement is not intended to confer any rights or benefits on any Persons other than the Parties.

          (H) Severability. This Agreement and the terms and provisions hereof shall be deemed severable, and the invalidity or unenforceability of any term or provision hereof shall not affect the validity or enforceability of this
Agreement or of any other term or provision hereof. In the event any term or provision hereof shall be determined to be invalid or unenforceable as applied to any situation or circumstance or in any jurisdiction, such invalidity or unenforceability shall not apply or extend to any other situation or circumstance or in any other jurisdiction or affect the validity or enforceability of any other term or provision. It is the Parties' intent that this Agreement and each term and provision hereof be enforceable in accordance with its terms and to the fullest extent permitted by law. Accordingly, to the extent any term or provision of this Agreement shall be determined or deemed to be invalid or unenforceable, such provision shall be deemed amended or modified to the minimum extent necessary to make such provision, as so amended or modified, valid and enforceable.

          (I) Further Assurances. Each Party, upon the reasonable request of any other Party, shall, as promptly as reasonably possible, do and perform all such further acts and execute, acknowledge and deliver all such further instruments and documents as may be necessary or desirable to carry out, evidence and reflect the transactions contemplated hereby or otherwise carry out and perform the provisions, and purpose and intent, of this Agreement.

          (J) Titles and Headings; Rules of Interpretation. Titles, captions and headings of the sections, articles and other subdivisions of this Agreement are for convenience of reference only and shall not affect the construction or interpretation of any provision of this Agreement. References to Sections and subsections (or other parts or subdivisions) refer to such Sections and

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subsections (or other parts or subdivisions) of this Agreement unless otherwise stated. Words such as "herein," "hereinafter," "hereof," "hereto," "hereby" and
"hereunder," and words of like import, unless the context requires otherwise, refer to this Agreement taken as a whole and not to any particular Section or subsection (or other part or subdivision) hereof. As used in this Agreement, the masculine, feminine and neuter genders shall be deemed to include the others if the context requires, and if the context requires, the use of the singular shall include the plural and visa versa. This Agreement is the product of mutual negotiations between and among the Parties and their respective counsels, and no
Party shall be deemed the draftsperson hereof or of any portion or provision hereof. Accordingly, in the event of any ambiguity or inconsistency in any provision of this Agreement, the same shall not be interpreted against any Party as the party responsible for drafting or providing such provision.

          (K) Remedies. All rights and remedies of the Beneficiaries hereunder are cumulative to the full extent permitted by law.

          (L) Miscellaneous Provisions. This Agreement is subject to certain provisions, as to governing law and other matters, as set forth in Article 11 of the Purchase Agreement.

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          IN WITNESS WHEREOF, each of the Parties, intending to be bound hereby, has caused this Agreement to be executed and delivered on its behalf by an officer or other representative thereunto duly authorized, all as of the date first above written.

OPTION TECHNOLOGIES
INTERACTIVE LLC

By:
    ---------------------------------
Name: Robert V. Cuddihy, Jr.
Title: Chief Financial Officer

FLEXNER WHEATLEY & ASSOCIATES           MEETINGNET INTERACTIVE, INC.

By:                                     By;
    ---------------------------------       ------------------------------------
Name: William A. Flexner                Name: Ray Franklin
Title: President                        Title: President

By:                                     By:
    ---------------------------------       ------------------------------------
Name: Kimbal L. Wheatley                Name: Mark Fite
Title: Chief Financial Officer          Title: Chief Financial Officer

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